SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

On March 21, 2013, the Board of Trustees of Seasons Series Trust approved a Sub-Sub-Advisory Agreement between Janus Capital Management, LLC (“Janus”) and Janus Capital Singapore Pte. Limited (“JCSL”) with respect to the International Equity Portfolio (the “Portfolio”). There will be no increase to the Portfolio’s fees or expenses as a result of the approval.

Effective immediately, in the section titled “PERFORMANCE INFORMATION,” the following is inserted after the first full paragraph:

Janus Capital Singapore Pte. Limited (“JCSL”) began to serve as a sub-sub-adviser to the Portfolio pursuant to a Sub-Sub-Advisory Agreement between Janus Capital Management, LLC (“Janus”) and JCSL effective March 21, 2013.

In the section titled “INVESTMENT ADVISER,” the first paragraph is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Janus/JCSL, Lord, Abbett & Co. LLC (“Lord Abbett”) and PineBridge Investments, LLC (“PineBridge”).

In addition, under the subsection titled “Portfolio Managers,” the heading in the chart labeled “Janus” is deleted and replaced with “Janus/JCSL.”

Dated: March 22, 2013